                               EXHIBIT NO. (5)(b)
                  REVISED SCHEDULES TO THE INVESTMENT ADVISORY
                          AND ADMINISTRATION AGREEMENT

                                        SCHEDULE A



Fund                                                          Effective Date
----                                                          --------------
Schwab International Index Fund                               July 21, 1993

Schwab Small-Cap Index Fund                                   October 14, 1993

Schwab Asset Director-High Growth                             September 25, 1995
Fund

Schwab Asset Director-Balanced                                September 25, 1995
Growth Fund

Schwab Asset Director-Conservative                            September 25, 1995
Growth Fund






                                           SCHWAB CAPITAL TRUST


                                           By:    /s/ William J. Klipp
                                                  ------------------------------
                                           Name:  William J. Klipp
                                           Title: Senior Vice President and
                                                  Chief Operating Officer


                                           CHARLES SCHWAB INVESTMENT
                                           MANAGEMENT, INC.



                                           By:    /s/ Stephen B. Ward
                                                  ------------------------------
                                           Name:  Stephen B. Ward
                                           Title: Senior Vice President

Dated:  September 25, 1995

                                   SCHEDULE B


                             ADVISORY FEE SCHEDULE


Fund                             Fee
----                             ---
Schwab International Index       Seventy one-hundredths of one percent (0.70%)
Fund                             of the Fund's average daily net assets not in
                                 excess of $300,000,000 and sixty one-hundredths
                                 of one percent (0.60%) of such assets over
                                 $300,000,000

Schwab Small-Cap Index Fund      Fifty one-hundredths of one percent (0.50%) of
                                 the Fund's average daily net assets not in
                                 excess of $300,000,000 and forty-five
                                 one-hundredths of one percent (0.45%) of such
                                 assets over $300,000,000


Schwab Asset Director-High       Seventy-four one-hundredths of one percent
Growth Fund                      (0.74%) of the Fund's average daily net assets
                                 not in excess of $1 billion; sixty-nine
                                 one-hundredths of one percent (0.69%)of such
                                 net assets over $1 billion, but not more than
                                 $2 billion; and sixty-four one-hundredths of
                                 one percent (0.64%) of such net assets over $2
                                 billion

Schwab Asset Director-Balanced   Seventy-four one-hundredths of one percent
Growth Fund                      (0.74%) of the Fund's average daily net assets
                                 not in excess of $1 billion; sixty-nine
                                 one-hundredths of one percent (0.69%)of such
                                 net assets over $1 billion, but not

Fund                             Fee
----                             ---

                                 more than $2 billion; and sixty-four
                                 one-hundredths of one percent (0.64%) of such net assets over $2 billion

Schwab Asset Director-           Seventy-four one-hundredths of one percent
Conservative Growth Fund         (0.74%) of the Fund's average daily net assets
                                 not in excess of $1 billion; sixty-nine
                                 one-hundredths of one percent (0.69%)of such
                                 net assets over $1 billion, but not more than
                                 $2 billion; and sixty-four one-hundredths of
                                 one percent (0.64%) of such net assets over $2
                                 billion


                                           SCHWAB CAPITAL TRUST


                                           By:    /s/ William J. Klipp
                                                  ------------------------------
                                           Name:  William J. Klipp
                                           Title: Senior Vice President and
                                                  Chief Operating Officer


                                           CHARLES SCHWAB INVESTMENT
                                           MANAGEMENT, INC.



                                           By:    /s/ Stephen B. Ward
                                                  ------------------------------
                                           Name:  Stephen B. Ward
                                           Title: Senior Vice President



Dated:  September 25, 1995

                                      B-2